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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) SEPTEMBER 2, 2005


                             SECURED SERVICES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


        DELAWARE                    001-12536                 11-2964894
 ---------------------          ------------------          --------------
   (STATE OR OTHER               (COMMISSION                 (IRS EMPLOYER
   JURISDICTION OF                 FILE NUMBER)             IDENTIFICATION NO.)
   INCORPORATION)

                         110 WILLIAMS STREET, 14TH FLOOR
                            NEW YORK, NEW YORK 10038
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE) (ZIP CODE)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (212) 227-9696


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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
          APPOINTMENT OF PRINCIPAL OFFICERS;

(b) On  September 2, 2005,  John Day  resigned  his position as Chief  Financial
Officer  of  Secured   Services,   Inc.   ("Secured")  to  pursue  other  career
opportunities.

(c) On September 6, 2005, the Board of Directors of Secured ("Board") appointed Jane Dietze to the position of Interim Chief Financial Officer of Secured. Ms. Dietze's business experience and qualifications were previously reported in Secured's Form 8-K dated August 4, 2005, and that information is incorporated herein by reference.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Secured Services, Inc.


Dated:  September 8, 2005              By: /S/ JANE DIETZE
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                                           Jane Dietze,
                                           Interim Chief Executive Officer



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